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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 12, 2001
                                                         ----------------


                                  GENUITY INC.
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                    000-30837              74-2864824
           --------                    ---------              ----------
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
         of Incorporation)                                 Identification No.)


225 Presidential Way, Woburn, MA                                  01801
----------------------------------                                -----
(Address of Principal Executive Offices)                        (Zip Code)



       Registrant's Telephone Number, including Area Code: (781) 865-2000
                                                           --------------

                       This is Page 1 of 4 Pages. Exhibit
                            Index appears on Page 4.

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Item 5. Other Events.

Today, October 12, 2001, Genuity Inc., a Delaware corporation ("Genuity"), announced that the settlement and delivery procedures for the reopened period of the public exchange offer initiated by Genuity for securities of Integra S.A., a French corporation ("Integra") have been completed. This reopened tender offer resulted in an additional 11 percent of Integra shares exchanged for Genuity Class A common stock.

Through the initial and reopened offering periods and certain private placement transactions, Genuity was able to acquire approximately 41.4 million of Integra's 45.0 million shares representing approximately 92 percent of Integra shares outstanding. In exchange for these Integra shares as well as "out of the money" stock options and stock warrants, Genuity issued approximately 31,340,000 shares of Genuity Class A common stock.

Additionally, Genuity announced that a new Integra Board of Directors had been appointed consisting of members of Genuity's international management team. Gabe Yackanich, president of Genuity International, has been elected chairman and CEO of Integra S.A., Andy McLeod, former CEO of Integra, has resigned, and Charles Zaiontz has been appointed as president of Genuity Europe. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

On August 8, 2001, Genuity announced that it had signed a Second Amendment to its Credit Agreement with Verizon Investments Inc. A copy of the Second Amendment is attached as Exhibit 10.1 to this Form 8-K.

On October 1, 2001, Genuity announced that it had signed a Third Amendment to its Credit Agreement with Verizon Investments Inc. A copy of the Third Amendment is attached as Exhibit 10.2 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits.
             ---------

10.1 Second Amendment dated as of August 8, 2001, to that certain Credit Agreement dated as of March 5, 2001, as amended by the First Amendment dated as of May 22, 2001, by and between Verizon Investments Inc., a Delaware corporation, as the Lender and Genuity Inc., a Delaware corporation, as the Borrower.

10.2 Third Amendment dated as of September 28, 2001, to that certain Credit Agreement dated as of March 5, 2001, as amended by the First Amendment dated as of May 22, 2001 and the Second Amendment dated as of August 8, 2001, by and between Verizon Investments Inc., a Delaware corporation, as the Lender and Genuity Inc., a Delaware corporation, as the Borrower.

99.1    Press Release dated October 12, 2001 of Genuity Inc.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GENUITY INC.



                                       By:  /s/ Daniel P. O'Brien
                                          --------------------------------------
                                       Name:  Daniel P. O'Brien
                                       Title: Executive Vice President and
                                              Chief Financial Officer

Date: October 12, 2001

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                                      EXHIBIT INDEX

Exhibit No.                      Description of Exhibits                              Page
-----------                      -----------------------                              ----
  10.1         Second  Amendment dated as of August 8, 2001, to that certain       5
               Credit Agreement dated as of March 5, 2001, as amended by the
               First Amendment dated as of May 22, 2001, by and between Verizon
               Investments Inc., a Delaware corporation, as the Lender and
               Genuity Inc., a Delaware corporation, as the Borrower.


  10.2         Third  Amendment dated as of September 28, 2001, to that certain       7
               Credit Agreement dated as of March 5, 2001, as amended by the
               First Amendment dated as of May 22, 2001 and the Second Amendment dated as of August 8, 2001, by and between Verizon Investments
               Inc., a Delaware corporation, as the Lender and Genuity Inc., a
               Delaware corporation, as the Borrower.


  99.1         Press Release dated October 12, 2001 of Genuity Inc.                   10
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